SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 11, 2004
Date of Report (Date of earliest event reported)

PSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-24601	23-2930740
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1835 Market Street
Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(215) 979-7900
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(a)	Exhibits.

The following exhibit is filed herewith:

	99.1	Press release, dated August 11, 2004, of PSB Bancorp, Inc.

Item 12.  Results of Operations and Financial Condition

                On August 11, 2004, PSB Bancorp, Inc. (“the Company”) issued a press release setting forth the Company’s earnings for the three and six month periods ended June 30, 2004.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB BANCORP, INC.

Dated: August 13, 2004
/s/John Carrozza
John Carrozza, Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 11, 2004, of PSB Bancorp, Inc.